                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
NHP Southwest Partners, L.P.:

We have audited the accompanying balance sheets of NHP Southwest Partners, L.P. (a Delaware Limited Partnership) as of December 31, 1996 and 1995 (both as restated - see Note 3), and the related statements of operations, changes in partners' capital (deficit), and cash flows for the year ended December 31, 1996, and for the period from January 20, 1995 (date of inception) through December 31, 1995 (both as restated - see Note 3). These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership's management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHP Southwest Partners, L.P. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the year ended December 31, 1996, and for the period from January 20, 1995 (date of inception), through December 31, 1995, in conformity with generally accepted accounting principles.


                                             /s/ ARTHUR ANDERSEN LLP



Washington, D.C.,
  April 11, 1997 (except with
  respect to the matters discussed in
  Note 7 and Note 3 as to which the dates are June 3, 1997 and October 21, 1997, respectively)

                          NHP SOUTHWEST PARTNERS, L.P.

                                 BALANCE SHEETS
                AS OF DECEMBER 31, 1996 AND 1995 (BOTH AS RESTATED)

                                                                       1996           1995
                                                                    ------------   ------------
ASSETS
Cash and cash equivalents........................................    $    75,891    $   495,968
Due from New LPs.................................................        826,741        272,862
Investment in real estate limited partnerships...................      6,632,441     15,468,400
                                                                     -----------    -----------
    Total assets.................................................    $ 7,535,073    $16,237,230
                                                                     -----------    -----------
                                                                     -----------    -----------


LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)
Related-Party Note, net of discount of $3,423,603 and $4,297,715.    $ 8,320,453    $ 7,446,341
Accounts payable and accrued interest............................        970,645        124,107
Partners' capital (deficit)......................................     (1,756,025)     8,666,782
                                                                     -----------    -----------
    Total liabilities and partners' capital (deficit)............    $ 7,535,073    $16,237,230
                                                                     -----------    -----------
                                                                     -----------    -----------

      The accompanying notes are an integral part of these balance sheets.

                          NHP SOUTHWEST PARTNERS, L.P.

                            STATEMENTS OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1996, AND
           FOR THE PERIOD FROM JANUARY 20, 1995 (DATE OF INCEPTION),
                   THROUGH DECEMBER 31, 1995 (BOTH AS RESTATED)

                                                                        1996           1995
                                                                   --------------  -------------
Equity in losses of real estate limited partnerships.............  $   (8,462,222) $  (4,194,139)
Interest income from New LPs.....................................          69,696         15,772
                                                                   --------------  -------------
                                                                       (8,392,526)    (4,178,367)
                                                                   --------------  -------------
Expenses:
    Purchase of management contracts.............................              --      6,645,072
    Interest on Related-Party Note...............................       1,936,545      1,425,999
    Other........................................................          21,716         98,248
                                                                   --------------  -------------
                                                                        1,958,261      8,169,319
                                                                   --------------  -------------
      Net loss...................................................  $  (10,350,787) $ (12,347,686)
                                                                   --------------  -------------
                                                                   --------------  -------------

   The accompanying notes are an integral part of these financial statements.

                          NHP SOUTHWEST PARTNERS, L.P.

              STATEMENTS OF CHANGES IN PARTNERS' CAPITAL (DEFICIT)
                   FOR THE YEAR ENDED DECEMBER 31, 1996, AND
           FOR THE PERIOD FROM JANUARY 20, 1995 (DATE OF INCEPTION),
                  THROUGH DECEMBER 31, 1995 (BOTH AS RESTATED)

                                                       ALBUQUERQUE                   ALBUQUERQUE
                                            NHP-HG     WHALER 95-       NHP-HG       WHALER 95-
                                           TEN, INC.    EJV CORP.      TEN, L.P.      HJV L.P.
                                            (.5% GP)     (.5% GP)     (49.5% LP)     (49.5% LP)        TOTAL
                                           ----------  ------------  -------------  -------------  -------------
Initial capital contribution.............  $  108,402    $  108,402  $  10,731,799  $  10,731,799  $  21,680,402
    Net loss.............................     (61,738)      (61,738)    (6,112,105)    (6,112,105)   (12,347,686)
    Distributions........................      (8,980)       (8,980)      (323,987)      (323,987)      (665,934)
                                           ----------  ------------  -------------  -------------  -------------
Balance, December 31, 1995...............      37,684        37,684      4,295,707      4,295,707      8,666,782
    Net loss.............................     (51,754)      (51,754)    (5,123,639)    (5,123,640)   (10,350,787)
    Distributions........................      (1,801)       (1,801)       (68,418)            --        (72,020)
                                           ----------  ------------  -------------  -------------  -------------
Balance, December 31, 1996...............  $  (15,871) $    (15,871) $    (896,350) $    (827,933) $  (1,756,025)
                                           ----------  ------------  -------------  -------------  -------------
                                           ----------  ------------  -------------  -------------  -------------

   The accompanying notes are an integral part of these financial statements.

                          NHP SOUTHWEST PARTNERS, L.P.

                            STATEMENTS OF CASH FLOWS
                   FOR THE YEAR ENDED DECEMBER 31, 1996, AND
           FOR THE PERIOD FROM JANUARY 20, 1995 (DATE OF INCEPTION),
                  THROUGH DECEMBER 31, 1995 (BOTH AS RESTATED)

                                                                      1996           1995
                                                                 --------------  -------------
Cash flows from operating activities:
  Net loss.....................................................    $(10,350,787)  $(12,347,686)
  Adjustments to reconcile net loss to net cash used in
    operating activities--
    Amortization of discount on Hall note......................         874,112        801,269
    Equity in losses of real estate limited partnerships.......       8,462,222      4,194,139
    Purchase of management contracts...........................              --      6,645,072
    Change in accounts payable and accrued interest............         846,538        124,107
                                                                   ------------   ------------
      Net cash used in operating activities....................        (167,915)      (583,099)
                                                                   ------------   ------------
Cash flows from investing activities:
  Initial investment in real estate limited partnerships.......              --    (21,680,402)
  Change in due from New LPs...................................        (553,879)      (272,862)
  Distributions received from real estate limited
    partnerships...............................................         373,737      2,017,863
                                                                   ------------   ------------
      Net cash used in investing activities....................        (180,142)   (19,935,401)
                                                                   ------------   ------------
Cash flows from financing activities:
  Capital contributions........................................              --     21,680,402
  Distributions to partners....................................         (72,020)      (665,934)
                                                                   ------------   ------------
      Net cash (used in) provided by financing activities......         (72,020)    21,014,468
                                                                   ------------   ------------
Net (decrease) increase in cash and cash equivalents...........        (420,077)       495,968
Cash and cash equivalents, beginning of period.................         495,968             --
                                                                   ------------   ------------
Cash and cash equivalents, end of period.......................    $     75,891   $    495,968
                                                                   ------------   ------------
                                                                   ------------   ------------
Supplemental information:
  Cash paid for interest.......................................    $    212,955   $    577,274
                                                                   ------------   ------------
                                                                   ------------   ------------
Supplemental schedule of noncash financing activities:
  Financing for purchase of management contracts...............    $         --   $  6,645,072
                                                                   ------------   ------------
                                                                   ------------   ------------

   The accompanying notes are an integral part of these financial statements.

                         NHP SOUTHWEST PARTNERS , L.P.

                         NOTES TO FINANCIAL STATEMENTS
                         AS OF DECEMBER 31, 1996 AND 1995

1. ORGANIZATION:

NHP Southwest Partners, L.P. (the "Partnership") was organized on January 20, 1995 (date of inception), pursuant to the laws of the state of Delaware, for the sole purpose of investing in real estate by acquiring and holding a limited partnership interest in various limited partnerships. The Partnership was organized in conjunction with the formation of 32 other limited partnerships (collectively, the "New LPs"). The Partnership is a 79 percent limited partner in each New LP (Note 3). The Limited Partnership Agreement of NHP Southwest Partners, L.P., (the "Partnership Agreement") stipulates that the term of the Partnership will continue until December 31, 2044, unless terminated at an earlier date, in accordance with the provisions of the Partnership Agreement.

Albuquerque Whaler 95-EJV Corporation and NHP-HG Ten, Inc., are the general partners of the Partnership. The general partners have equal and exclusive authority to make partnership decisions. At inception, the general partners each made capital contributions of $108,402, which represents a 0.5 percent interest, respectively, in the Partnership. The Partnership's limited partners are Albuquerque Whaler 95-HJV Limited Partnership and NHP-HG Ten, L.P., who contributed $10,731,799 each for a 49.5 percent ownership interest, respectively, in the Partnership. NHP-HG Ten, Inc. and NHP-HG Ten L.P. are wholly owned subsidiaries of NHP Partners, Inc.

The Partnership derives all of its cash flow from distributions made by the New LPs, who in turn receive distributions from their real estate investments. As more fully described in Note 3, such investments incurred significant losses in 1995 and 1996. Furthermore, as discussed in Note 4, in March 1996, the Partnership failed to make the interest payment required under the terms of the Related-Party Note. This failure constitutes a non-major interest payment default, as defined. The ability of the Partnership to continue as a going concern and meet its obligations will be impacted by the ability of the New LPs to continue making cash distributions to the Partnership. Management believes that cash flows from New LP distributions will be sufficient to allow the Partnership to continue to fulfill its obligations and continue as a going concern.

2. SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BASIS OF ACCOUNTING

The Partnership maintains its books on an accrual basis for financial statement and Federal income tax purposes.

INVESTMENT IN REAL ESTATE LIMITED PARTNERSHIPS

The Partnerships' investments in the New LPs are accounted for using the equity method of accounting.

INCOME TAXES

The Partnership is not a tax paying entity and, accordingly, no provision has been recorded for Federal or state income tax purposes. The partners are individually responsible for reporting their share of the Partnership's taxable income on their income tax returns. In the event of an examination of the Partnership's tax return by the Internal Revenue Service, the tax liability of the partners could be changed if an adjustment in the Partnership's income is ultimately sustained by the tax authorities.

Certain transactions of the Partnership may be subject to accounting methods for income tax purposes that differ from the accounting methods used in preparing these financial statements in accordance with generally accepted accounting principles. Accordingly, the net income or loss of the Partnership and the resulting balances in the partners' capital accounts reported for income tax purposes may differ from the balances reported for those same items in these financial statements.

REVIEW FOR ASSET IMPAIRMENT

Management periodically assesses the carrying value of its equity investments in real estate limited partnerships. Whenever there are recognized events or changes in circumstances that could affect the carrying amount of the real estate, management reviews the assets for possible impairment.

In accordance with generally accepted accounting principles, management uses estimated expected future net cash flows (undiscounted, including expected sales price and excluding interest costs) to measure the recoverability of investments in real estate limited partnerships. The estimation of expected future net cash flows is inherently uncertain and relies to a considerable extent on assumptions regarding current and future economic and market conditions, the expected property improvements, and the ability to attract and retain new tenants.

RECLASSIFICATIONS

    Certain 1995 amounts have been reclassified to conform with the 1996 presentation.

3. INVESTMENT IN REAL ESTATE LIMITED PARTNERSHIPS:

The Partnership has a 79 percent limited partnership interest in the New
LPs, which were organized effective January 20, 1995, for the sole purpose of investing in real estate.

The New LPs' general partners are NHP-HG Eleven, Inc. (an affiliate of NHP, Partners, Inc.) and Albuquerque Whaler 95-NLP Corporation, each with a 0.5 percent interest in each New LP. The New LPs' limited partners are NHP Southwest Partners, L.P., Albuquerque Whaler 95-PLP Limited Partnership, and a third limited partner affiliated with Hall Financial Group, which is unique to each New LP, with 79, 0 and 20 percent ownership interests in each New LP, respectively.

The New LPs were organized for the purpose of investing in real estate through holdings in other affiliated limited partnerships (collectively, the "Borrowers") that own real estate.

Each New LP has a 99 percent limited partnership interest in one of the Borrowers, and each Borrower owns a multifamily apartment complex. The New LPs' initial investments in the Borrowers were recorded at an amount equal to their capital contributions to the Borrowers. The New LPs' investments in the Borrowers are accounted for using the equity method. In addition, as part of the acquisition, the Partnership incurred costs to purchase the management contracts in place at the date of acquisition and secure the right to appoint the property manager for the real estate owned by the Borrowers. The Partnership believed that control over the appointment of property manager was required in order to enhance the properties' profitability and maximize the Partnership's return on its investment. The investment was recorded at an amount equal to the discounted value of the Related-Party Note (Note 4) issued as consideration for the purchase of the contracts ($6,645,072). This cost was originally reported by the Partnership on the balance sheet as an investment in real estate partnerships and amortized over 70 months, the then expected holding period of the investments. The financial statements have been restated to report this cost as a period expense in 1995, which is reflected as purchase of management contracts in the 1995 statement of operations. In addition, the 1996 amortization of the investment, previously recorded as equity in losses of real estate limited partnerships, has also been eliminated in the restated 1996 statement of operations. The effect of the restatement was to (decrease) increase the net loss by $(1,139,155) and $5,600,846 in 1996 and 1995, respectively.

Summarized combined condensed financial information for the New LPs and the Borrowers as of December 31, 1996 and 1995, and for the year ended December 31, 1996, and for the period from January 20, 1995 (date of inception), through December 31, 1995, is as follows:

                                    NEW LPS
                  SUMMARIZED COMBINED CONDENSED BALANCE SHEETS


                                                    AS OF DECEMBER 31,
                                                 --------------------------
                                                    1996           1995
                                                 -----------    -----------
Investments in real estate partnerships........  $60,326,268    $71,290,336
Other assets...................................      202,927        257,928
                                                 -----------    -----------
    Total assets...............................  $60,529,195    $71,548,264
                                                 -----------    -----------
                                                 -----------    -----------
Note payable...................................  $17,951,495    $17,289,778
Other liabilities..............................    1,109,362        555,068
                                                 -----------    -----------
    Total liabilities..........................   19,060,857     17,844,846
Partners' capital..............................   41,468,338     53,703,418
                                                 -----------    -----------
    Total liabilities and partners' capital....  $60,529,195    $71,548,264
                                                 -----------    -----------
                                                 -----------    -----------


                                    NEW LPS
             SUMMARIZED COMBINED CONDENSED STATEMENTS OF OPERATIONS


                                                     1996            1995
                                                -------------    -------------
Equity in loss of limited partnerships......    $  (7,601,933)   $  (2,689,889)
                                                -------------    -------------
      Total revenue.........................       (7,601,933)      (2,689,889)
                                                -------------    -------------
Interest expense............................        2,716,150        2,375,474
Other expenses..............................          418,227          218,564
                                                -------------    -------------
                                                    3,134,377        2,594,038
                                                -------------    -------------
      Net loss..............................    $ (10,736,310)   $  (5,283,927)
                                                -------------    -------------
                                                -------------    -------------

                                   BORROWERS
                  SUMMARIZED COMBINED CONDENSED BALANCE SHEETS


                                                     AS OF DECEMBER 31,
                                               ------------------------------
                                                    1996            1995
                                               --------------  --------------
Rental property, net.......................    $  218,955,941  $  228,027,812
Other assets...............................        15,364,441      17,922,065
                                               --------------  --------------
      Total assets.........................    $  234,320,382  $  245,949,877
                                               --------------  --------------
                                               --------------  --------------
Mortgage note payable......................    $  166,997,173  $  166,714,244
Other liabilities..........................         6,603,428       7,218,365
                                               --------------  --------------
      Total liabilities....................       173,600,601     173,932,609
Partners' capital..........................        60,719,781      72,017,268
                                               --------------  --------------
      Total liabilities and
         partners' capital.................    $  234,320,382  $  245,949,877
                                               --------------  --------------
                                               --------------  --------------

                                   BORROWERS
             SUMMARIZED COMBINED CONDENSED STATEMENTS OF OPERATIONS

                                                                      1996           1995
                                                                 --------------  -------------
Net rental revenue.............................................  $   42,927,992  $  37,482,063
Other revenue..................................................       2,179,437      1,998,493
                                                                 --------------  -------------
      Total revenue............................................      45,107,429     39,480,556
                                                                 --------------  -------------
General and administrative expenses............................       7,001,487      5,792,360
Utilities expense..............................................       4,627,719      3,676,905
Operating and maintenance expenses.............................       9,088,323      7,990,090
Taxes and insurance............................................       5,652,374      4,581,205
Interest on mortgage notes payable.............................      16,733,178     15,290,414
Depreciation and amortization..................................       9,905,741      4,866,639
                                                                 --------------  -------------
      Total expenses...........................................      53,008,822     42,197,613
                                                                 --------------  -------------
Net loss.......................................................  $   (7,901,393) $  (2,717,057)
                                                                 --------------  -------------
                                                                 --------------  -------------

    A summary of the Partnership's investments in the New LPs is as follows:


                                                  1996           1995
                                               (Restated)     (Restated)
                                              -------------  -------------
Beginning balance...........................   $ 15,468,400   $         --
  Initial investment in New LPs.............             --     21,680,402
  Distributions from New LPs................       (373,737)    (2,017,863)
  Equity in loss of New LPs.................     (8,462,222)    (4,194,139)
                                              -------------   ------------
Ending balance..............................  $   6,632,441   $ 15,468,400
                                              -------------   ------------
                                              -------------   ------------

4. RELATED-PARTY NOTE:

The Related-Party Note represents a note payable to Hall Financial Group, Inc. (the "Payee"), which is affiliated with one of the Partnership's limited partners, Albuquerque Whaler 95-HJV Limited Partnership. Payments of interest only are payable monthly at an interest rate of 6 percent per annum, compounded monthly. In the event of a non-major interest payment default, as defined, interest accrues at a rate of 9 percent per annum. Interest payments made by the Partnership amounted to $212,955 and $577,274 for the year ended December 31, 1996, and for the period from January 20, 1995, (date of debt origination) through December 31,1995, respectively. No principal payments are required on the Related-Party Note until its maturity date on December 10, 2000.

In March 1996, the Partnership failed to make the interest payment required under the terms of the Related-Party Note. This failure constitutes a non-major interest payment default, as defined. Accordingly, interest on the Related-Party Note began accruing at the rate of 9 percent per annum as of the date of the default. The Payee has no other rights or remedies as a result of this non-major interest payment default.

The Related-Party Note has been discounted for financial reporting purposes because the contractual interest rate of 6 percent per annum is below a market interest rate. The face value of the Related-Party Note is $11,744,056. The book value of the Related-Party Note at its origination date was $6,645,072, using an estimated market rate of 15 percent per annum at the origination date of the Related-Party Note. To account for this difference in interest rates, a discount of $5,098,984 was recorded. The discount is being amortized into interest expense over the life of the loan using the effective interest method. Amortization of the discount was $874,112 and $801,269 for the year ended December 31, 1996, and for the period ended December 31, 1995, respectively.

The Related-Party Note is secured by the Partnership's interest in the New
LPs and the interests of the general partners in the New LPs, in accordance with the Pledge and Security Agreement dated February 8, 1995. Under separate agreements, the Partnership's interest and the interests of the general partners in the New LPs have been pledged to secure the New LPs' obligations to make interest payments to their preferred A limited partner and distributions to their preferred B limited partner.

5. RELATED-PARTY TRANSACTIONS AND COMPENSATION TO PARTNERS:

GENERAL AND ADMINISTRATIVE SERVICES

NHPMC is the project management agent for the Borrowers. The management agreement has a primary term which expires November 7, 2000, and thereafter can be extended on an annual basis under certain conditions. As of December 31, 1996 certain stockholders owning approximately 60 percent of the voting common stock of NHP Incorporated also own the entities which are general and limited partners of the Partnership.

During 1996 and 1995, personnel working at the Properties were employees of NHP Incorporated, and therefore the Property reimbursed NHP Incorporated for the actual salaries and related benefits totaling $4,245,949 and $3,458,934 in 1996 and 1995, respectively, as reflected in the Borrowers' combined financial statements. At December 31, 1996 and 1995, trade payables include $231,348 and $40,382, respectively, due to NHP Incorporated.

During 1996 and 1995, NHPMC received aggregate fees of $1,762,457 and $1,399,190, respectively, for its services as management agent equal to 4 percent of the Properties rental collections. In addition, NHPMC and other affiliates of NHP Incorporated received $331,484 and $453,872, respectively, as of December 31, 1996 and 1995, for other services provided to the Properties.

During 1996 and 1995, NHP Partners, Inc., which wholly owns NHP-HG Ten, Inc. received $8,482 and $0, respectively, relating to direct administrative costs, financial and tax reporting and loans and partnership agreement compliance.

DISTRIBUTIONS TO PARTNERS

Distributions of Partnership Receipts, as defined in the Partnership Agreement, are made to the partners in proportion to their respective ownership interests in the Partnership, monthly (if available), subject to a certain order of priorities, as defined in the Partnership Agreement. Net income is allocated among all partners first, to the extent of any current or prior period loss allocations or distributions in excess of current or prior period net profit allocations and second, in proportion to each Partner's ownership interest. Net losses are allocated to the Partners in proportion to their ownership interests.

SPECIAL DISTRIBUTION

Upon mutual consent of the Partnership's partners, a distribution in the amount of approximately $676,965 was made to the Partnership in June 1995 outside of the distribution method required under the New LPs' partnership agreements. The funds for this distribution originated from the sale of a hedge instrument by the Borrowers. Each Borrower distributed funds received related to this sale to their respective New LPs, who in turn distributed the funds to the Partnership. The Partnership in turn distributed approximately $646,000 of these funds to its limited partners.

DUE FROM NEW LPS

Due from New LPs represents various advances to New LPs. These advances arise when cash is needed to fund operating deficits and certain distributions required by the New LPs. Principal and interest payments on these advances are due monthly at an interest rate of 10 percent per annum, compounded monthly. Of these amounts, $50,176 advanced in 1996 represents NPF Priority Funds (as defined in the Partnership Agreement) which have certain repayment priorities over other advances and over other distributions. Interest payments received by the Partnership amounted to $21,403 and $7,038 for the year ended December 31, 1996, and for the period from January 20, 1995 (date of inception), through December 31, 1995, respectively.

6. FAIR VALUE OF FINANCIAL INSTRUMENTS:

In accordance with the requirements of SFAS No. 107, "Disclosure About Fair Value of Financial Instruments," the Partnership must disclose the fair value of its financial instruments as of December 31, 1996 and 1995. In the opinion of management, with the exception of the Hall Note, the fair value of the Partnership's financial instruments is not materially different from the carrying amounts shown in the accompanying financial statements. Due to the occurrence of a non-major default on the Related-Party Note, it is not practicable to estimate the fair value of the Related-Party Note.

7. SUBSEQUENT EVENT:

On June 3, 1997, NHP Partners, Inc. was acquired by Apartment Investment and Management Company ("AIMCO"), a real estate investment trust whose shares are traded on the New York Stock Exchange.